Corporate Overview Developing Treatments Targeting Epigenetic Mechanisms in Tumor and Immune Cells for Cancer Patients August 2018 Exhibit 99.2

This presentation contains forward-looking statements that involve substantial risks and uncertainties, including the factors described under the Risk Factors section of our most recent filings with the Securities and Exchange Commission. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our strategy, future operations, future financial position, future revenue, projected costs, prospects, plans, and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “target,” “should,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions, or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements. In addition, the forward-looking statements included in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. Forward-Looking Statements

Multiple Lead Clinical Programs CPI-1205 (EZH2) and CPI-0610 (BET) Encouraging Preliminary Clinical Data Prostate Cancer, Solid Tumors (Checkpoint Inhibitor Combos) and Myelofibrosis Near-Term Milestones Proof of concept determination for each lead program expected in mid-2019 Expanding the EZH2 Opportunity Second-generation EZH2 inhibitor (CPI-0209) Robust Discovery Platform Novel chromatin-modifying proteins targeting tumor cells and innate immune cells Constellation Highlights

Epigenetics – Instructions for Genetic Code Master Regulator of Cell Fate Driving Discovery of Novel Therapeutics Transcriptional control to turn genes on or off Tumor Cells MDSC Tumor microenvironment NK Cell T Cell Target transcriptional networks that result in cell death Re-program immune cells to overcome resistance to cancer immunotherapies Focused on three distinct classes that chemically modify chromatin Writers Erasers Readers

Multiple Near-Term Opportunities for Success Product Candidates Indications Preclinical Phase 1 Phase 2 Phase 3 Next Milestone EZH2 Franchise CPI-1205 mCRPC Proof of Concept Mid 2019 CPI-1205 Solid Tumors Safety and RP2D Early 2019 CPI-0209 (2nd Gen) Solid Tumors / Heme Malignancies BET Inhibitor CPI-0610 Myelofibrosis Proof of Concept Mid 2019 Preclinical Tumor Microenvironment (Undisclosed) Solid Tumors / Heme Malignancies Immune Microenvironment (Undisclosed) Solid Tumors ProSTAR Trial ORIOn-E Trial MANIFEST

EZH2 Franchise

EZH2 Inhibition Offers Broad Therapeutic Potential

EZH2 "Writer" Activity Suppresses Gene Transcription

Polycomb Repressor Complex 2 (PRC2)…



EZH2

… methylates Histone H3 at Lysine 27 (K27)



K27 K27 K27 K27 K27 K27 K27 K27 K27 K27 K27
SUPPRESSED TRANSCRIPTION

Cancer Genetics: *A mutation in the EZH2 gene alters EZH2 activity, which cancer cells depend on for growth*

Acquired Drug Resistance: *EZH2 mediates gene silencing that leads to drug resistance*

Regulation of Immune Cells: *EZH2 reprograms T cells to suppress an anti-tumor immune response*

7

Constellation PHARMACEUTICALS

Expanding EZH2 Opportunity Mutant follicular lymphoma Solid tumors in combination with standard of care in both tumors and immune cells mCRPC Anti-PD-1 Progressors Solid tumor and/or heme malignancies Genetics that validate EZH2 Enhance effectiveness of standard of care Comprehensive target engagement Constellation Focus CPI-1205 CPI-0209

Model for EZH2 Role in Prostate Cancer Yu et al., Cancer Research 2007 EZH2 gene signature* predicts outcomes in prostate cancer Pro-tumor signaling Enhances AR signaling K27 OFF EZH2 Coregulators AR AR Prostate tumor growth Chromatin EZH2 potentially enhances androgen signaling and promotes prostate tumor growth Combining EZH2 inhibition with androgen inhibitors could lead to synergistic effects *Signature of H3K27me3-occupied EZH2 target genes repressed in metastatic relative to clinically localized prostate cancer and benign prostate tissue

Evidence of EZH2 Synergy With Androgen Receptor Signaling (ARS) CPI-1205 enhances the gene signature of enzalutamide in prostate cancer cells Enzalu- tamide CPI- 1205 Combo CPI-1205 is active as monotherapy and synergistic with enzalutamide in killing prostate cancer cells

Current Treatment Paradigm in mCRPC Metastatic Castration-Resistant Prostate Cancer (30,000-50,000 Diagnosed Annually) 1st Line Abiraterone or Enzalutamide 2nd Line Enzalutamide or Abiraterone 3rd Line Chemotherapy or Palliative Care 60-80% PSA Response* 9-15 Months PSA PFS 10-30% PSA Response* < 3 Months PSA PFS No Objective Responses EZH2 inhibition may enhance the activity of ARS inhibitors in 2nd Line mCRPC *% of patients achieving 50% PSA reduction; PSA: Prostate-Specific Antigen; PFS: Progression Free Survival

ProStAR Trial Design

Second-Line Trial After Ineffective Treatment on Androgen Receptor Signaling (ARS) Inhibitor

Phase 1b

Enzalutamide + CPI-1205
(Prior Abiraterone Progression)

Abiraterone + CPI-1205
(Prior Enzalutamide Progression)

Primary endpoints: MTD, RP2D

RP2D

Selected CPI-1205 + ARSi combo

Randomized Phase 2

Selected ARS Inhibitor + CPI-1205
(Progressed on Different ARS Inhibitor)
n=35

vs.

Selected ARS Inhibitor Alone
(Progressed on Different ARS Inhibitor)
n=35

Primary endpoint: Response rate
- PSA reduction;
- CTC reduction; or
- Objective response

Testing Biomarkers for Patient Enrichment

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Constellation PHARMACEUTICALS

Resolution of Bone Metastases Baseline Cycle 4 Day 1 CPI-1205 + Enzalutamide

Complete Response by CT Scan CPI-1205 + Enzalutamide February 2018 Baseline: December 2017

ProSTAR Trial: Treatment Duration Data Cutoff May 25, 2018 Discontinued Treatment *Continued on CPI-1205 monotherapy after cycle 1 Cycles of treatment (one cycle = one month) Patient # 1 2 3 4 5 6 7 8 9 10 CPI-1205 + Abiraterone CPI-1205 + Enzalutamide C1D1 C2D1 C3D1 C4D1 C5D1 C6D1 C7D1 *

Summary of ProSTAR Efficacy Data

Patients with ≥ 1 Cycle of Therapy as of May 25, 2018

	CPI-1205 + …	Prognostic Factor at Baseline*	Best PSA Response	Best CTC Response	Response on Metastatic Disease
1	Enzalutamide	Not Applicable	↓85%	Not Applicable	Bone Mets Resolution
2	Enzalutamide	CTC	↓83%	↓40%	Complete Response
3	Abiraterone	Not Applicable	↓10%	Not Applicable	TBD
4	Abiraterone	CTC	Not Evaluable	TBD	TBD
5	Enzalutamide	CTC, ARV7	Stable	↑13%	TBD
6	Enzalutamide	CTC, ARV7	↑120%	↓54%	TBD
7	Enzalutamide	CTC	Stable	↑41%	TBD

* CTCs unfavorable at baseline or ARV7-positive at baseline
Stable PSA = % PSA change < 50%
Stable CTC = % CTC change < 30%

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Constellation PHARMACEUTICALS

CPI-1205 Improves Anti-Tumor Immune Activity Pam Sharma June 2018 Jeff Bluestone and Michel DuPage June 2018 Synergistic impact with checkpoint inhibitor in preclinical model MB49

CPI-1205 Checkpoint Combination Study Design Phase 2 Phase 1b Ipilimumab + CPI-1205 (Prior Anti-PD-(L)1) Pembrolizumab + CPI-1205 (Prior Anti-PD-(L)1) RP2D Expansion Cohorts Checkpoint Inhibitor + CPI-1205 Testing Biomarkers for Patient Enrichment

RP2D Clinical Activity Observed in Anti-PD-1 Progressors ORIOn-E Summary as of May 25, 2018 Discontinued Treatment Stable Disease Partial Response Treatment Ongoing CPI-1205 +pembrolizumab CPI-1205 + ipilimumab 1 2 3 4 5 6 7 8 9 Baseline Cycle 4 42% Reduction in Tumor Volume from Baseline Phase 1b/2 All Comers Solid Tumors Progressed on Anti-PD-(L)1 1 PR + 3 SD out of 6 patients treated with CPI-1205 + ipilimumab

CPI-0209: Second-Generation EZH2 Inhibitor Once-daily Treatment Resulted in Rapid, Complete, and Durable Tumor Regression CPI-0209 may provide more comprehensive EZH2 coverage, expanding addressable populations Vehicle Tazemetostat, 160 mg/kg oral, twice daily Lymphoma Xenograft Mouse Model

CPI-1205: Significant unmet medical need in second-line mCRPC Preclinical evidence of synergy with ARS inhibitors and immune checkpoint inhibitors Early clinical responses in combination studies as of May 25, 2018: objective responses, PSA reductions, CTC reductions We expect to evaluate ProSTAR proof of concept in mid-2019 CPI-0209: More comprehensive coverage of EZH2, with potentially broader use in oncology EZH2 Franchise: Summary

BET Inhibitor CPI-0610

BET – Epigenetic “Reader” Control of Key Oncogenic, Immune, Fibrotic Pathways Leads to Opportunity in Myelofibrosis Enhancer TSS BRD4 Transcription Factor … … Fibrosis TGF-b target genes Cancer Genetics MYC, BCL2 Immune Signaling NF-kB target genes

Treated 138 patients in Phase 1 trials of hematologic malignancies Favorable PK/PD profile Multiple objective responses at a range of doses below the maximum tolerated dose Activity established in the context of NF-κB-driven diseases ABC-DLBCL (Phase 1) 7 patients: 1 CR, 2 PR, 1 SD (16+ months) Myelofibrosis (Phase 2) 4 patients: 2 combo with ruxolitinib, 2 monotherapy Evidence of reduction in spleen size and symptom improvement; transfusion independence achieved in one patient CPI-0610 Background

Myelofibrosis Background


3 PRIMARY WAYS MF AFFECTS PEOPLE
From the outside, many people with myelofibrosis look the same as their healthy friends and family. But inside, patients are often experiencing:
1
ENLARGED SPLEEN (SPLENOMEGALY):
abdominal pain, a feeling of early fullness, bloating and high pressure in the liver vasculature9
2
IMPAIRED BLOOD CELL PRODUCTION:
reduced platelets (thrombocytopenia), red blood cells (anemia), and white blood cells (leukopenia)9
3
CONSTITUTIONAL SYMPTOMS:
fatigue/tiredness, night sweats, itching, bone pain, inactivity, concentration problems, fever, and weight loss9

Source: MPN Research Foundation

- Only approved treatment is ruxolitinib (Jakafi) based on spleen volume reduction and symptom improvement
- ~75% of ruxolitinib patients discontinued after five years in COMFORT-I and -II*
- 57% of ruxolitinib patients required dose reductions due to adverse events in COMFORT-I**
- Transfusion dependence increases on ruxolitinib in SIMPLIFY-1***


MMB (n = 215)
RUX (n = 217)
Rate of Transfusion Dependence (%)
100
80
60
40
20
0
24.7%
24.0%
30.2%
40.1%
Baseline
Week 24

SIMPLIFY-1, Gilead (momelotinib)

*Verstovsek S, Mesa RA, Gotlib J, et al. ; COMFORT-I Investigators. Efficacy, safety, and survival with ruxolitinib in patients with myelofibrosis: results of a median 3-year follow-up of COMFORT-I. Haematologica. 2015;**100**(4):479-488. Harrison CN, Vannucchi AM, Kiladjian JJ, et al.; Long-term findings from COMFORT-II, a phase 3 study of ruxolitinib vs best available therapy for myelofibrosis [published correction appears in*Leukemia*. 2017;31(3):775]. Leukemia. 2016;**30**(8):1701-1707.

Verstovsek S,, Mesa RA, Gotlib J, et al; COMFORT-I Investigators. Long-term treatment with ruxolitinib for patients with myelofibrosis: 5-year update from the randomized, double-blind, placebo-controlled, phase 3 COMFORT-I trial. J Hematol Oncol. 2017;10**(1):55.

***Mesa, R, *et al.* SIMPLIFY-1: A Phase III Randomized Trial of Momelotinib Versus Ruxolitinib in Janus Kinase Inhibitor–Naive Patients With Myelofibrosis *J Clin Oncol* 2017; 35(34):3844-3850.

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Constellation PHARMACEUTICALS

Rationale for BET Role in Myelofibrosis BET Inhibition May Block Proliferation of Inflammatory Bone Marrow Cells and Synergize with JAK Inhibition BET Signaling JAK/STAT Signaling Megakaryocyte Proliferation Pro-inflammatory Cytokines (e.g. IL-8) NF-kB Target Genes BETs JAK JAK STAT STAT P P Cytoplasm Nucleus

Inflammatory Cytokines Associated with Clinical Outcomes and CPI-0610 Target Engagement Barabanshikova (2017) Oncol Res Treat Reduced Survival in Patients with High Levels of IL-8 Reduction of IL-8 in NHL Patient Blood (PD Assay in Clinic) IL8 expression Concentration of CPI-0610 mM

CPI-0610 vs DMSO 25 nM 100 nM 400 nM Inhibition of Megakaryocyte Differentiation in vitro BET inhibitor + ruxolitinib led to synergistic reduction in spleen volume (left) and improved bone marrow fibrosis score (right) Kleppe et al 2018 Cancer Cell Vehicle 1-2+ JQ1 (BETi) 1+ Ruxolitinib 1+ Combo 0 Rationale for BET’s Role in Myelofibrosis

MANIFEST: CPI-0610 Phase 2 Trial in Myelofibrosis Objectives: Evaluate spleen size reduction after 24 weeks of treatment Evaluate patient-reported symptom improvement Evaluate transfusion independence rate, if applicable CPI-0610 + ruxolitinib n=35 CPI-0610 n=35 CPI-0610 dosing of 125mg up to 225mg once daily in both arms 2L MF patients on ruxolitinib despite disease progression on therapy 2L MF patients not eligible for, or no longer on, ruxolitinib

CPI-0610 Myelofibrosis Phase 2 Trial Status Update Data Cutoff May 25, 2018 Significantly reduced spleen size in all four evaluable patients by MRI Reduced spleen size Symptom improvement 1 patient with thrombocytosis and 1 patient transfusion dependent at baseline – both resolved Ongoing > 10 months Ongoing > 5 months

CPI-0160 Improving Hemoglobin Levels and Transfusion Dependence Data Cutoff May 25, 2018 Patient treated with CPI-0610 + ruxolitinib combination therapy Example: Transfusion independence and improved hemoglobin levels CPI-0610 Improved Hemoglobin Levels in Each Patient Treated

Significant unmet medical need: most patients are ineligible for, or have inadequate long-term response to, ruxolitinib Positive preliminary clinical data in each MANIFEST patient as of May 25, 2018 (spleen reduction, improvement in hematological parameters) Preliminary evidence suggests disease-modifying properties Key goals: enroll additional patients, demonstrate proof of concept by mid-2019, and determine subsets of patients most likely to benefit in order to drive optimal design of pivotal study CPI-0610 Summary

Discovery Platform Fueling the Pipeline Tumor Cells Innate Adaptive Discovery Programs Targeting Epigenetic Regulators on the Tumor and Immune Microenvironment Normalize aberrant normal gene expression within cancer cells Increase tumor immunogenicity Re-program immune cells to overcome resistance to cancer immunotherapies

Financial Strength

Oversubscribed crossover financing round in April raised $100 million from high-quality investors Cash and cash equivalents as of June 30, 2018, of $88.5 million Successful IPO in July raised $60 million in gross proceeds, excluding underwriting fees Post-IPO cash expected to fund operations through 1Q20, including: Ongoing clinical trials to determine proof of concept for CPI-1205 and CPI-0610 Continued advancement of CPI-0209 Ongoing support for robust discovery and preclinical operations Financial Strength

Summary of Financial Results $ millions, except per-share amounts 1H18 1H17 2Q18 2Q17 R&D Expenses $19.4 $14.9 $9.5 $8.0 G&A Expenses $4.8 $2.7 $2.5 $1.5 Other Income (Expense), Net $0.2 $3.8 $0.1 $1.5 Cumulative Dividends on Convertible Preferred Stock -- ($8.5) -- ($4.3) Net Loss Attributable to Common Stockholders ($24.0) ($22.2) ($11.9) ($12.3) Net Loss Per Share Attributable to Common Stockholders ($22.12) ($23.24) ($9.96) ($12.81) R&D expenses increased due to higher CPI-1205 clinical expenses G&A expenses increased due to building organization for multi-candidate clinical company and IPO costs

Potential Value Creation Catalysts Early 2018 Complete crossover financing Expand enrollment in ProSTAR Initiate ORIOn-E Select 2nd generation EZH2 inhibitor candidate (CPI-0209) Late 2018 Additional active sites in US, Canada / EU for CPI-0610 in myelofibrosis Initiate Phase 2 portion of ProSTAR Trial 2019 2018 Early 2019 Safety and recommended Phase 2 dose (RP2D) from ORIOn-E Mid 2019 ProSTAR (CPI-1205) proof of concept Myelofibrosis (CPI-0610) proof of concept

Experienced Management Team, Board, and Scientific Advisors

Management Team



Jigar Raythatha
President and CEO
Jounce, Red Abbey, Biogen

Emma Reeve
Chief Financial Officer
Parexel, Novartis, Merck, Bristol-Myers Squibb, Aton Pharma

Adrian Senderowicz, M.D.
Chief Medical Officer
Cerulean, AstraZeneca, Sanofi, tōkai, FDA, Puma Biotechnology

Brad Prosek
SVP, Corporate Development
Cubist, Biogen

Robert Sims, PhD
SVP, Research
NYU School of Medicine, Constellation Pharmaceuticals

Patrick Trojer, PhD
SVP, Translational Sciences
NYU School of Medicine, Constellation Pharmaceuticals

Karen Valentine
Chief Legal Officer, General Counsel
agenus, Locke Lord

Brenda Sousa
SVP, HR and Operations
EPIX

Board of Directors

Mark Goldsmith, M.D., Ph.D. (Chairman), CEO, Revolution Medicines

Jigar Raythatha

Jim Audia, Ph.D., Chicago Biomedical Consortium

Tony Evnin, Ph.D., Venrock

Peter Svennilson, The Column Group

Bob Tepper, M.D., Third Rock Ventures

Founders & Scientific Advisory Board

Danny Reinberg, Ph.D., NYU, HHMI, NAS

David Allis, Ph.D., Rockefeller Univ., NAS

Yang Shi, Ph.D., Harvard Medical School

Pam Sharma, M.D., Ph.D., MD Anderson Cancer Center

David Livingston, M.D., Dana Farber Cancer Center

Scott Lowe, Ph.D. Memorial Sloan-Kettering

Robert Schreiber, Washington U. School of Med.

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Constellation Pharmaceuticals

Appendix

Preclinical Results Activity at picomolar concentrations Excellent in vivo PK/PD relationship Highly selective for EZH2 Effective tumor regression Phase 1 Clinical Results Initial exploration in lymphoma Single agent activity observed PK/PD relationship established Well tolerated Screening Cycle 4 Follicular Lymphoma Compelling Preclinical and Phase 1 Data for CPI-1205 Tumor Reduction and Safety Established in Phase 1 Testing Screening Cycle 4 CPI-1205 100 mg/kg twice/day Lymphoma Xenograft Mouse Model

3,000 2,500 2,000 1,500 1,000 500 12 agents prior to CPI-1205, including second-generation androgen inhibitors, chemotherapy, PARP inhibitors, tyrosine kinase inhibitors, checkpoint inhibitors, radium 223, and radiotherapy Start CPI-1205 + Enzalutamide (PSA ~ 2900) PSA score (ng/mL) 80% reduction in PSA levels Evidence of tumor size reduction in the neck 6/1/2016 9/1/2016 12/1/2016 3/1/2017 6/1/2017 9/1/2017 12/1/2017 3/1/2018 PSA levels escalated significantly in final year of treatment prior to CPI-1205 + enzalutamide Treatment interrupted due to non-treatment-related pneumonia Subsequent progression in liver led to discontinuation. Patient later died. Experience with a Compassionate-Use Patient Significant PSA Reduction in Heavily Pre-Treated and Refractory Patient